UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
(Address of principal executive offices) (zip code)

(214) 969-6476
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                       REGULATION FD DISCLOSURE.

Comerica Incorporated will hold its 2008 annual meeting of shareholders on Tuesday, May 20, 2008 in Dallas, Texas.  As part of that meeting, Ralph W. Babb, Jr., Chairman, President and Chief Executive Officer, will make a presentation.   A copy of the presentation slides, which will be discussed at the meeting, is attached hereto as Exhibit 99.1.  A copy of remarks relating to the presentation slides is attached hereto as Exhibit 99.2.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1                           2008 Annual Shareholders’ Meeting Presentation Slides

99.2                           2008 Annual Shareholders’ Meeting Presentation Slide Remarks

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom
Name:	Jon W. Bilstrom
Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: May 20, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	2008 Annual Shareholders’ Meeting Presentation Slides
99.2	2008 Annual Shareholders’ Meeting Presentation Slide Remarks